TAXATION - Current and Deferred Income Taxes (Details)	12 Months Ended
	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
TAXATION
PRC	¥ (25,562,374)		¥ (37,136,613)	¥ (39,138,531)
Other countries	39,207,147		(74,198,842)	27,002,786
Total current income tax expenses	13,644,773		(111,335,455)	(12,135,745)
Deferred tax (expenses)/benefits	(291,623,774)		106,925,932	7,507,742
Income tax expenses, net	¥ (277,979,001)	$ (39,929,185)	¥ (4,409,523)	¥ (4,628,003)